SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 22, 2002
--------------------------------------------------------------------------------


                        (Date of earliest event reported)

--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                       25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction    (Commission File Number)         (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania              19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------

(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



     On October 22, 2002 Progress Financial Corporation reported third quarter net income of $1.3 million, or diluted earnings of $.19 per share. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.


     On October 22, 2002, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   October 22, 2002       By:      /s/ Michael B. High
                                       -----------------------------------
                                       Michael B. High
                                       Chief Operating Officer and
                                       Chief Financial Officer

                                  EXHIBIT INDEX




     Exhibit Number                       Description
     --------------                       -----------

         99(a) Press Release on Third Quarter 2002 earnings distributed on October 22, 2002.



         99(b)                Analyst package distributed on October 22, 2002.

                                  Exhibit 99(a)


                  Press Release on Third Quarter 2002 Earnings

FOR IMMEDIATE RELEASE           Contacts:
October 22, 2002                Michael B. High, COO/CFO
                                610-941-4804
                                mhigh@progressbank.com
                                Dorothy Jaworski, Director of Investor Relations
                                484-322-4822
                                djaworski@progressbank.com

           Progress Financial Corporation Announces Increased Earnings
            Third Quarter Net Income of $1.3 Million or $.19 per share

     Blue Bell, PA, October 22, 2002 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported third quarter 2002 net income of $1.3 million, or diluted earnings per share of $.19, compared to net income of $933,000, or diluted earnings per share of $.17, for the third quarter of 2001. Net income for the nine months ended September 30, 2002 was $3.0 million, or diluted earnings per share of $.44, compared to an $11,000 loss, or no diluted earnings per share, for the nine months ended September 30, 2001. The Company also reported that its classified assets to capital ratio declined significantly from approximately 32% at June 30, 2002 to 18% at September 30, 2002, which is below the fully phased-in requirement of 20% in March 2003 contained in the directive with the Office of Thrift Supervision ("OTS").

     Commenting on the third quarter results, W. Kirk Wycoff, President and CEO, stated, "We are very satisfied to report increased earnings and a significant decline in classified assets in this challenging climate. While our net interest rate spread declined due to declining interest rates and additional loan repayments, we are experiencing an increase in loan requests by qualified borrowers. We will continue to identify new locations for expanding our franchise in 2003 while keeping in mind that the current environment requires continued vigilance on costs."

     Tax-equivalent net interest income for the quarter ended September 30, 2002 decreased $81,000, or 1%, compared to the second quarter of 2002 and decreased $697,000, or 8%, compared to the third quarter of 2001. The net interest margin for the third quarter of 2002 was 3.50% compared to 3.62% for the second quarter of 2002 and 3.78% for the third quarter of 2001. Tax-equivalent net interest income for the nine months ended September 30, 2002 decreased $2.4 million, or 10%, compared to the same period in 2001. The net interest margin for the nine months ended September 30, 2002 was 3.55% compared to 3.86% for the same period in 2001.

     The provision for loan and lease losses was $500,000 for the quarter ended September 30, 2002, compared to $1.5 million for the same period in 2001. The provision for loan and lease losses was $2.9 million for the nine months ended September 30, 2002, compared to $6.1 million for the same period in 2001. The higher provision during 2001 reflected the reserve additions to address credit and economic concerns which have been reduced as a result of the sale of TechBanc loans to Comerica in January 2002 and the reduction in classified assets.

     Non-interest income for the quarter ended September 30, 2002 was $4.4 million compared to $4.3 million for the same period in 2001. The quarter ended September 30, 2002 included a net gain on sale of real estate of $1.6 million resulting from a gain on sale of land of $2.5 million partially offset by a loss on sale of two commercial real estate owned properties of $937,000. Income of $466,000 was recognized during the third quarter of 2002 from the sale and liquidating distribution of client warrants. Gain on sale of securities was $84,000 compared to $1.1 million for the same quarter in 2001. Fee income for the quarter decreased $776,000 primarily due to the decline in private equity fund management fees from the Company's subsidiary, Progress Capital Management, Inc., as the Company exited the venture fund management business at December 31, 2001, a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc., and a decrease in lease financing fees. Service charges on deposits amounted to $916,000 during the third quarter of 2002 compared to $640,000 for the comparable quarter in 2001. This 43% growth is primarily attributable to new deposit products implemented during the first quarter of 2002.

     Non-interest income for the nine months ended September 30, 2002 was $12.1 million compared to $10.6 million for the same period in 2001. The nine months ended September 30, 2002 included income of $1.9 million primarily from the sale of client warrants as compared to losses of $2.0 million from client warrants for the comparable period in 2001 due to the permanent impairment of equity securities received from warrants. A net gain on sale of real estate of $1.6 million was recognized resulting from the sale of land and commercial real estate owned. Gain on sale of securities for the nine months ended September 30, 2002 was $436,000 compared to $2.3 million for the same period in 2001. Fee income for the nine months decreased $2.6 million primarily due to the decline in private equity fund management fees from the Company's subsidiary, Progress Capital Management, Inc., as the Company exited the venture fund management business at December 31, 2001 and a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc. Service charges on deposits for the nine months increased $900,000 which was primarily attributable to new deposit products implemented during the first quarter of 2002.

     Total non-interest expense was $8.8 million for the quarter ended September 30, 2002 compared to $9.4 million for the third quarter of 2001. Total non-interest expense was $26.1 million for the nine months ended September 30, 2002 compared to $28.8 million for same period in 2001. Salaries and employee benefits decreased by $319,000 and $2.0 million for the three and nine months ended September 30, 2002 from the comparable periods in 2001, respectively, mainly due to the Company exiting the fund management and TechBanc businesses and lower staffing levels at Progress Leasing Company which were partially offset by additional expense to support the Company's expanded community based banking strategy. Professional services expenses decreased during the three and nine months ended September 30, 2002 from the comparable periods in 2001 primarily due to a reduction in the business activities of KMR Management, Inc. in 2002, Progress Capital Management, Inc. exiting the fund management business and legal expenses related to loans to pre-profit companies during 2001. The Company performed its annual evaluation of goodwill related to the acquisition of KMR Management, Inc., which resulted in an impairment loss of $546,000 reflected in other non-interest expense during the third quarter of 2002.

     Average earning assets for the third quarter of 2002 were $852.3 million compared to $862.1 million for the third quarter of 2001 and $834.8 million for the nine months ended September 30, 2002 compared to $850.3 million for the same period in 2001. The decline in earning assets during the three and nine months ended September 30, 2002 from the comparable periods in 2001 was primarily due to lower commercial business loan volume as a result of the TechBanc sale, which was partially offset by higher levels of investments in mortgage-backed securities. Tax-equivalent interest income for the third quarter of 2002 decreased $2.8 million, or 17%, over the same period in 2001 while interest expense decreased $2.1 million, or 26%, for the same period. Tax-equivalent interest income for the nine months ended September 30, 2002 decreased $10.5 million, or 21%, over the same period in 2001 while interest expense decreased $8.1 million, or 31%, for the same period.

     Loans and leases outstanding totaled $458.3 million at September 30, 2002 compared to $530.5 million at December 31, 2001. This decrease was primarily due to the sale of TechBanc loans to Comerica totaling $25.6 million during January 2002, which were primarily commercial business loans, the Asset-Based Loan sale and payoffs of commercial business loans during the first quarter of 2002, and runoff of lease financing receivables. The Company reported non-performing assets of $8.4 million at September 30, 2002 compared to $10.9 million at December 31, 2001 and $13.2 million at

June 30, 2002. The decrease in non-performing assets was primarily the result of principal payments, charge-offs and a net decrease in real estate owned of $661,000 from acquisitions and sales related to commercial real estate loans. The Company's non-performing assets to total assets ratio at September 30, 2002 was .91% compared to 1.28% at December 31, 2001. The non-performing loans to assets ratio was .81% at September 30, 2002 compared to 1.10% at December 31, 2001. The ratio of the allowance for loan and lease losses to total loans and leases was 1.55% at September 30, 2002 compared to 1.87% at December 31, 2001.

     Total deposits increased to $663.0 million at September 30, 2002 from $629.5 million at December 31, 2001 as a result of $79.7 million in deposit growth during the nine months of 2002 partially offset by the sale of $46.2 million in deposits to Comerica in January 2002. Total assets increased to $927.7 million at September 30, 2002 from $851.4 million at December 31, 2001.

     At September 30, 2002, Progress Bank's Tier 1 leverage and total risk-based capital ratios were 8.31% and 16.01%, respectively, which were in compliance with the capital requirements in the existing directive with the OTS of 8.00% and 14.00%, respectively.

     In June 2002, the OTS agreed to extend the dates by which the Bank must comply with the designated ratio of classified assets to capital required by the directive. As revised, the Bank's classified assets to capital ratio must not exceed 25% on September 30, 2002 and must not exceed 20% on March 31, 2003. At September 30, 2002, the Bank's classified assets to capital ratio was approximately 18%, a decline from 32% at June 30, 2002 and 37% at December 31, 2001. The Bank reduced classified assets during the third quarter of 2002 primarily through the sales of two commercial real estate owned properties, principal payments and charge-offs.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".


                             FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                 September 30,   December 31,
                                                                                     2002            2001
                                                                                ---------------- --------------
Assets:
Cash and due from other financial institutions:
   Non-interest earning                                                          $ 20,434          $ 21,250
   Interest earning                                                                 3,506            11,276
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $298,747 and $212,793)       304,307           211,828
   Held to maturity at amortized cost (fair value: $91,523 and $38,020)            89,218            38,173
Loans and leases, net (net of reserve: $7,100 and $9,917)                         451,237           495,025
Loans held for sale                                                                    --            25,587
Premises and equipment                                                             26,789            26,038
Other assets                                                                       32,204            22,203
                                                                                 --------          --------
     Total assets                                                                $927,695          $851,380
                                                                                 ========          ========

Liabilities, Capital Securities and Shareholders' Equity:
Liabilities:
Deposits                                                                         $662,982          $629,523
Short-term borrowings                                                              36,777               200
Other liabilities                                                                  17,815            10,430
Long-term debt:
   Federal Home Loan Bank advances                                                120,500           117,000
   Other debt                                                                       1,285            20,368
Subordinated debt                                                                   3,000             3,000
                                                                                 --------          --------
    Total liabilities                                                             842,359           780,521
                                                                                 --------           -------
  Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the            18,824            20,260
  Corporation

Commitments and contingencies                                                          --              --

Shareholders' equity:
Serial preferred - $.01 par value; 1,000,000 shares authorized but unissued            --              --
Junior participating preferred stock - $.01 par value; 1,010 shares                    --              --
   authorized but unissued
Common stock - $1 par value; 12,000,000 shares authorized; 7,056,000 and
   5,818,000 shares issued and outstanding, including treasury shares of
   64,000 and 84,000 and unallocated shares held by the Employee Stock              7,056             5,818
   Ownership Plan of 176,000 and 182,000
Other common shareholders' equity, net                                             55,822            45,466
Net accumulated other comprehensive income (loss)                                   3,634              (685)
                                                                                 --------          --------
   Total shareholders' equity                                                      66,512            50,599
                                                                                 --------          --------
  Total liabilities, capital securities and shareholders' equity                 $927,695          $851,380
                                                                                 ========          ========


                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                    Three Months Ended            Nine Months Ended
                                                                       September 30,                September 30,
                                                                   2002           2001          2002           2001
                                                                ------------------------------------------------------


Interest  income:
  Loans and leases, including fees                               $ 8,250        $11,821       $25,725        $36,704
  Mortgage-backed securities                                       4,490          3,647        12,145         10,759
  Investment securities                                              674            639         1,908          2,268
  Other                                                               59            223           181            803
                                                                 -------        -------       -------        -------
    Total interest income                                         13,473         16,330        39,959         50,534

Interest expense:
  Deposits                                                         4,011          5,715        11,872         18,515
  Short-term borrowings                                              322            386           733          1,729
  Long-term borrowings                                             1,772          2,134         5,580          6,082
                                                                 -------        -------       -------        -------
    Total interest expense                                         6,105          8,235        18,185         26,326

Net interest income                                                7,368          8,095        21,774         24,208
Provision for  loan and lease losses                                 500          1,543         2,939          6,144
                                                                 -------        -------       -------        -------
      Net interest income after provision for loan and             6,868          6,552        18,835         18,064
      lease losses

Non-interest income:
  Service charges on deposits                                        916            640         2,748          1,848
  Lease financing fees                                                50            231           176            750
  Mutual fund, annuity and insurance commissions                     478            313         2,096          2,094
  Loan brokerage and advisory fees                                    78            158           653            746
  Private equity fund management fees                                 65            614           182          1,843
  Gain on sale of securities                                          84          1,073           436          2,310
  Gain on sale of loans and lease receivables                        148            437           495            735
  Gain on sale of investments in unconsolidated entities              --             --            11             --
  Gain on sale of real estate                                      1,570             --         1,570             --
   Client warrant income (loss)                                      466              1         1,927         (1,957)
  Equity (loss) in unconsolidated entities                             1           (240)          102           (818)
  Fees and other                                                     495          1,025         1,715          3,044
                                                                 -------        -------       -------        -------
      Total non-interest income                                    4,351          4,252        12,111         10,595
                                                                 -------        -------       -------        -------

Non-interest expense:
  Salaries and employee benefits                                   3,906          4,225        12,211         14,198
  Occupancy                                                          720            647         1,967          1,893
  Data processing                                                    215            230           702            721
  Furniture, fixtures and equipment                                  511            528         1,566          1,646
  Professional services                                              597            943         1,816          2,673
  Capital securities expense                                         548            573         1,693          1,706
  Other                                                            2,341          2,262         6,151          5,916
                                                                 -------        -------       -------        -------
      Total non-interest expense                                   8,838          9,408        26,106         28,753
                                                                 -------        -------       -------        -------

Income (loss) before income taxes                                  2,381          1,396         4,840            (94)
Income tax expense (benefit)                                       1,066            463         1,868            (83)
                                                                 -------        -------       -------        -------
Net income (loss)                                                $ 1,315           $933        $2,972        $   (11)
                                                                 =======        =======       =======        =======

Basic earnings per common share                                     $.20           $.17          $.45           $.00
                                                                    ====           ====          ====           ====
Diluted earnings per common share                                   $.19           $.17          $.44           $.00
                                                                    ====           ====          ====           ====
Dividends per common share                                          $.05           $.00          $.05           $.12
                                                                    ====           ====          ====           ====
Basic average common shares outstanding                        6,815,956      5,584,133     6,607,985      5,617,516
                                                               =========      =========     =========      =========
Diluted average common shares outstanding                      6,967,686      5,680,014     6,761,675      5,741,879
                                                               =========      =========     =========      =========

                         Progress Financial Corporation
                                Supplemental Data
                  (Dollars in Thousands, except per share data)


                                                            At or For The                  At or For The
                                                         Three Months Ended              Nine Months Ended
                                                            September 30,                  September 30,
                                                        2002            2001            2002          2001
                                                    ----------------------------------------------------------

Profitability Measures:
Return on average assets                                 0.57%          0.41%           0.45%         0.00%
Return on average equity                                 8.05           7.25            6.49         (0.03)
Net interest spread (FTE) (1)                            3.07           3.22            3.09          3.22
Net interest margin (FTE) (1)                            3.50           3.78            3.55          3.86
Efficiency ratio                                        74.48          68.85           72.59         70.92
Diluted net income (loss) per common share             $  .19         $  .17          $  .44        $  .00

Selected Loan Data:
Non-performing assets                                  $8,415         $6,273         $ 8,415        $6,273
Ratio of non-performing assets to total assets            .91%           .72%            .91%          .72%
Ratio of allowance for loan and lease losses
   to total loans and leases receivable                  1.55           1.92            1.55          1.92
Ratio of allowance for loan and lease losses
   to non-performing loans and leases receivable        94.14         221.15           94.14        221.15
Loan delinquency ratio                                   1.51           1.66            1.51          1.66
Ratio of loans and leases to deposits                   69.13          87.23           69.13         87.23

Selected Equity Data:
Book value per share                                    $9.76          $9.40           $9.76         $9.40
Tangible book value per share                            9.59           8.96            9.59          8.96
Dividends per common share                                .05            .00             .05           .12
Average equity to average assets                         7.14%          5.62%           6.90%         5.74%
Tier 1 risk-based capital ratio (Bank)                  14.76          11.34           14.76         11.34
Total risk-based capital ratio (Bank)                   16.01          12.59           16.01         12.59
Tier 1 leverage ratio (Bank)                             8.31           7.58            8.31          7.58

Selected Average Balances:
   Loans, gross                                      $467,122       $562,551        $485,078      $555,936
   Earning assets                                     852,281        862,074         834,751       850,299
   Total assets                                       908,125        908,895         886,617       899,969
   Deposits                                           658,804        638,579         632,762       620,337
   Equity                                              64,808         51,082          61,192        51,688


(1)      FTE represents a fully tax equivalent basis.

                         Progress Financial Corporation
                              Supplemental Balances
                             (Dollars in Thousands)



Period-End Balances At :                                     September 30, 2002        December 31, 2001        % Change
                                                           ------------------------------------------------------------------

Loans and Leases, Net:
Commercial business                                               $ 83,135                   $146,844 (2)         (43.4%)
Commercial real estate                                             195,995                    197,394 (2)           (.7)
Construction, net of loans in process                               81,800                     77,380               5.7
Single family residential real estate                               27,680                     26,518               4.4
Consumer                                                            47,975                     44,821               7.0
Leases receivable                                                   21,752                     37,572             (42.1)
                                                           ------------------------------------------------------------------
         Total loans and leases                                    458,337                    530,529             (13.6)
Allowance for loan and lease losses                                 (7,100)                    (9,917)            (28.4)
                                                           ------------------------------------------------------------------
         Loans and leases, net                                    $451,237                   $520,612             (13.3%)
                                                           ==================================================================

Deposits:
Non-interest bearing demand deposits                              $ 74,261                   $ 84,783             (12.4)%
NOW and SuperNow                                                   100,453                    120,665             (16.8)
Money Market                                                        93,728                     45,779             104.7
Passbook and Statement Savings                                      31,998                     30,191               6.0
Time deposits                                                      362,542                    348,105               4.1
                                                           ------------------------------------------------------------------
         Total deposits                                           $662,982                   $629,523               5.3%
                                                           ==================================================================


(2)  Includes loans held for sale at December 31, 2001: commercial business loans of $23,298 and commercial real estate loans of
     $2,289.


                                                                  ###

                                  Exhibit 99(b)

                  Analyst Package Distributed October 22, 2002

                                                       Three months ended                    Nine months ended
                                                          September 30,                        September 30,
                                               ---------------------------------       -------------------------------
                                                                        Percent                                Percent
                                                   2002        2001      change          2002        2001       change
                                               ---------------------------------       -------------------------------
Per Common Share Data
---------------------
Net income:
   Basic                                         $ 0.20     $  0.17      17.65%        $  0.45        0.00           -
   Diluted                                         0.19        0.17      11.76%           0.44        0.00           -
Cash dividends declared                            0.05        0.00           -           0.05        0.12      -58.33%
Book value                                         9.76        9.40       3.83%           9.76        9.40        3.83%
Tangible book value                                9.59        8.96       7.03%           9.59        8.96        7.03%
Average shares outstanding:
   Basic                                       6,815,956   5,584,133     22.06%      6,607,985   5,617,516       17.63%
   Diluted                                     6,967,686   5,680,014     22.67%      6,761,675   5,741,879       17.76%


Financial Ratios
----------------
Return on average shareholders' equity             8.05%       7.25%      11.03%         6.49%      -0.03%           -
Return on average total assets                     0.57%       0.41%      39.02%         0.45%       0.00%           -
Average yield on earning assets                    6.34%       7.57%     -16.25%         6.46%       8.00%     -19.25%
Average rate on interest bearing liabilities       3.27%       4.35%     -24.83%         3.37%       4.78%     -29.50%
Net interest spread                                3.07%       3.22%      -4.66%         3.09%       3.22%      -4.04%
Net interest margin (FTE)                          3.50%       3.78%      -7.41%         3.55%       3.86%      -8.03%
Efficiency ratio                                  74.48%      68.85%       8.18%        72.59%      70.92%       2.35%
Risk-based capital - Tier 1                       14.76%      11.34%      30.16%        14.76%      11.34%      30.16%
                   - Total capital                16.01%      12.59%      27.16%        16.01%      12.59%      27.16%
Tier 1 leverage ratio                              8.31%       7.58%       9.63%         8.31%       7.58%       9.63%
Average shareholders' equity/average total assets  7.14%       5.62%      27.05%         6.90%       5.74%      20.21%


Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                        $ 7,100    $ 10,560     -32.77%       $ 7,100    $ 10,560     -32.77%
Allowance for loan losses/Loans                    1.55%       1.92%     -19.27%         1.55%       1.92%     -19.27%
Net charge-offs (recoveries)                     $ 1,424     $ 1,292      10.22%       $ 5,756     $ 2,991      92.44%
Net charge-offs/Average loans (annualized)         1.21%       0.91%      32.97%         1.59%       0.72%     120.56%
Nonperforming assets                             $ 8,414     $ 6,273      34.13%       $ 8,414     $ 6,273      34.13%
Nonperforming assets/Total loans plus OREO         1.86%       1.16%      60.34%         1.86%       1.16%      60.34%
Nonperforming assets/Total assets                  0.91%       0.72%      26.39%         0.91%       0.72%      26.39%
Allowance for loan losses/Nonperforming loans     94.14%     221.15%     -57.43%        94.14%     221.15%     -57.43%


Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)            $467,122   $ 562,551     -16.96%     $ 485,078   $ 555,936     -12.75%
Earning assets                                   852,281     862,074      -1.14%       834,751     850,299      -1.83%
Total assets                                     908,125     908,895      -0.08%       886,617     899,969      -1.48%
Deposits                                         658,804     638,579       3.17%       632,762     620,337       2.00%
Interest bearing liabilities                     740,687     750,415      -1.30%       722,388     735,634      -1.80%
Shareholders' equity                              64,808      51,082      26.87%        61,192      51,688      18.39%

Period End Balances (in thousands)
----------------------------------
Loans and leases (gross of reserves)           $ 458,337   $ 549,301     -16.56%     $ 458,337   $ 549,301     -16.56%
Total assets                                     927,695     875,799       5.93%       927,695     875,799       5.93%
Deposits                                         662,982     629,735       5.28%       662,982     629,735       5.28%
Total liabilities                                842,359     803,039       4.90%       842,359     803,039       4.90%
Shareholders' equity                              66,512      52,507      26.67%        66,512      52,507      26.67%

                                         Three months ended      Three months ended     Three months ended      Nine months ended
                                            September 30,             June 30,               March 31,             September 30,
                                       ----------------------   ---------------------  ---------------------    ------------------
                                                      Percent                 Percent                Percent                Percent
                                       2002   2001    change    2002   2001   change   2002   2001   change    2002   2001   change
                                      ------ ------  --------   ---------------------  ---------------------  ---------------------
TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)             $7,513  8,210    -8%    $7,594  $8,112    -6%    $7,051  $8,235   -14%  $22,158  $24,557  -10%
FTE adjustment                         (145)  (115)  -26%      (128)   (118)   -8%      (111)   (116)    4%     (384)    (349) -10%
                                     ------  -----   ---    ------- -------   ---    ------- -------   ---  --------  -------  ----
Net interest income                   7,368  8,095    -9%     7,466   7,994    -7%     6,940   8,119   -15%   21,774   24,208  -10%
Provision for losses on loans           500  1,543   -68%     1,000   3,554   -72%     1,439   1,047    37%    2,939    6,144  -52%

Non-Interest Income:
  Service charges on deposits           916    640    43%       978     623    57%       854     585    46%    2,748    1,848   49%
  Lease financing fees                   50    231   -78%        63     242   -74%        63     277   -77%      176      750  -77%
  Mutual fund, annuity and
     insurance commissions              478    313    53%       678     981   -31%       940     800    18%    2,096    2,094    0%
  Loan brokerage and advisory fees       78    158   -51%       302     365   -17%       273     223    22%      653      746  -12%
  Private equity fund management fees    65    614   -89%        65     615   -89%        52     614   -92%      182    1,843  -90%
  Gain(loss) on securities               84  1,073   -92%       352     (21) 1776%         -   1,258  -100%      436    2,310  -81%
  Gain on sale of real estate         1,570      -      -         -       -     -          -       -     -     1,570        -    -
  Client warrant income (loss)          466      1 46500%        35       1  3400%     1,426  (1,959)  173%    1,927   (1,957) 198%
  Equity (loss) in unconsolidated
     entities                             1   (240)  100%         6    (551)  101%        95     (27)  452%      102     (818) 112%
  Fees and other income                 643  1,462   -56%       737   1,030   -28%       841   1,287   -35%    2,221    3,779  -41%
                                     ------  -----   ---    ------- -------   ---    ------- -------   ---  --------  -------  ----
    Total non-interest income         4,351  4,252     2%     3,216   3,285    -2%     4,544   3,058    49%   12,111   10,595   14%

Non-Interest Expenses:
  Salaries and employee benefits      3,906  4,225    -8%     3,904   4,983   -22%     4,401   4,990   -12%   12,211   14,198  -14%
  Occupancy                             720    647    11%       661     633     4%       586     613    -4%    1,967    1,893    4%
  Data processing                       215    230    -7%       230     276   -17%       257     215    20%      702      721   -3%
  Furniture, fixtures and equipment     511    528    -3%       509     572   -11%       546     546     -     1,566    1,646   -5%
  Loan and real estate
     owned expenses, net                226    557   -59%       243     151    61%       295     284     4%      764      992  -23%
  Professional services                 597    943   -37%       641     915   -30%       578     815   -29%    1,816    2,673  -32%
  Capital securites expense             548    573    -4%       573     572     0%       572     561     2%    1,693    1,706   -1%
  Other                               2,115  1,705    24%     1,579   1,723    -8%     1,693   1,496    13%    5,387    4,924    9%
                                     ------  -----   ---    ------- -------   ---    ------- -------   ---  --------  -------  ----
    Total non-interest expenses       8,838  9,408    -6%     8,340   9,825   -15%     8,928   9,520    -6%   26,106   28,753   -9%
                                     ------  -----   ---    ------- -------   ---    ------- -------   ---  --------  -------  ----

Income before income taxes            2,381  1,396    71%     1,342  (2,100)  164%     1,117     610    83%    4,840      (94) 5249%
Provision for income tax expense      1,066    463   130%       435    (731)  160%       367     185    98%    1,868      (83) 2351%
                                     ------  -----   ---    ------- -------   ---    ------- -------   ---  --------  -------  ----
Net income                           $1,315  $ 933    41%     $ 907 $(1,369)  166%     $ 750   $ 425    76%  $ 2,972    $ (11)27118%
                                     ======  =====   ===    ======= =======   ===    ======= =======   ===  ========  ======= ======

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                 Third       Second       First          Year-
                            2002                                  Quarter     Quarter      Quarter        to-date
------------------------------------------------------------- ------------ ----------- -------------   -----------

FTE interest income                                               $13,618     $13,602       $13,123       $40,343
Interest expense                                                    6,105       6,008         6,072        18,185
                                                              ------------ ----------- -------------   -----------

FTE net interest income                                             7,513       7,594         7,051        22,158
Less: FTE adjustment                                                 (145)       (128)         (111)         (384)
                                                              ------------ ----------- -------------   -----------
Net Interest Income                                                 7,368       7,466         6,940        21,774

Provision for Losses on Loans                                         500       1,000         1,439         2,939

Non-Interest Income:
--------------------
  Service charges on deposits                                         916         978           854         2,748
  Lease financing fees                                                 50          63            63           176
  Mutual fund, annuity and insurance commissions                      478         678           940         2,096
  Loan brokerage and advisory fees                                     78         302           273           653
  Private equity fund management fees                                  65          65            52           182
  Gain(loss) on securities                                             84         352             -           436
  Gain on sale of real estate                                       1,570           -             -         1,570
  Client warrant income (loss)                                        466          35         1,426         1,927
  Equity (loss) in unconsolidated entities                              1           6            95           102
  Fees and other income                                               643         737           841         2,221
                                                              ------------ ----------- -------------   -----------
    Total non-interest income                                       4,351       3,216         4,544        12,111

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                                    3,906       3,904         4,401        12,211
  Occupancy                                                           720         661           586         1,967
  Data processing                                                     215         230           257           702
  Furniture, fixtures and equipment                                   511         509           546         1,566
  Loan and real estate owned expenses, net                            226         243           295           764
  Professional services                                               597         641           578         1,816
  Capital securites expense                                           548         573           572         1,693
  Other                                                             2,115       1,579         1,693         5,387
                                                              ------------ ----------- -------------   -----------
    Total non-interest expenses                                     8,838       8,340         8,928        26,106

Income Before Income Taxes                                          2,381       1,342         1,117         4,840
Provision for income tax expense                                    1,066         435           367         1,868
                                                              ------------ ----------- -------------   -----------
Net Income                                                        $ 1,315       $ 907         $ 750       $ 2,972
                                                              ============ =========== =============   ===========

Other Data:
EPS - Basic                                                         $0.20       $0.13         $0.12         $0.45
EPS - Diluted                                                       $0.19       $0.13         $0.12         $0.44
ROA                                                                 0.57%       0.41%         0.35%         0.45%
ROE                                                                 8.05%       5.90%         5.33%         6.49%
Net interest margin (FTE)                                           3.50%       3.62%         3.53%         3.55%
Dividends declared on common stock                                  $0.05       $0.00         $0.00         $0.05
FTE employees                                                         271         282           277           271


QUARTERLY INCOME STATEMENT
(Unaudited)


($ in thousands, except per share)                          Fourth         Third        Second         First         Year-
                        2001                               Quarter*       Quarter       Quarter       Quarter      to-date*
                                                        ------------------------------------------------------  ------------

FTE interest income                                        $ 14,565      $ 16,445      $ 17,024      $ 17,414      $ 65,448
Interest expense                                              7,046         8,235         8,912         9,179        33,372
                                                        ------------  ------------  --------------------------  ------------

FTE net interest income                                       7,519         8,210         8,112         8,235        32,076
Less: FTE adjustment                                           (114)         (115)         (118)         (116)         (463)
                                                        ------------  ------------  --------------------------  ------------
Net Interest Income                                           7,405         8,095         7,994         8,119        31,613

Provision for Losses on Loans                                   972         1,543         3,554         1,047         7,116

Non-Interest Income:
  Service charges on deposits                                   768           640           623           585         2,616
  Lease financing fees                                            1           231           242           277           751
  Mutual fund, annuity and insurance commissions              1,000           313           981           800         3,094
  Loan brokerage and advisory fees                              573           158           365           223         1,319
  Private equity fund management fees                           614           614           615           614         2,457
  Gain(loss) on securities                                      509         1,073           (21)        1,258         2,819
  Loss on extinguishment of debt*                              (301)            -             -             -          (301)
  Client warrant income (loss)                                    9             1             1        (1,959)       (1,948)
  Equity (loss) in unconsolidated entities                      184          (240)         (551)          (27)         (634)
  Fees and other income                                       1,858         1,462         1,030         1,287         5,637
                                                        ------------  ------------  --------------------------  ------------
    Total non-interest income                                 5,215         4,252         3,285         3,058        15,810

Non-Interest Expenses:
  Salaries and employee benefits                              4,961         4,225         4,983         4,990        19,159
  Occupancy                                                     648           647           633           613         2,541
  Data processing                                               280           230           276           215         1,001
  Furniture, fixtures and equipment                             588           528           572           546         2,234
  Loan and real estate owned expenses, net                      402           557           151           284         1,394
  Professional services                                         989           943           915           815         3,662
  Capital securities expense                                    572           573           572           561         2,278
  Other                                                       2,370         1,705         1,723         1,496         7,294
                                                        ------------  ------------  --------------------------  ------------
    Total non-interest expenses                              10,810         9,408         9,825         9,520        39,563

Income Before Income Taxes                                      838         1,396        (2,100)          610           744
Provision for income tax expense (benefit)*                     283           463          (731)          185           200
                                                        ------------  ------------  --------------------------  ------------
Net Income                                                    $ 555         $ 933      $ (1,369)        $ 425         $ 544
                                                        ============  ============  ==========================  ============

Other Data:
EPS - Basic                                                   $0.10         $0.17        ($0.24)        $0.07         $0.10
EPS - Diluted                                                 $0.10         $0.17        ($0.24)        $0.07         $0.10
ROA                                                           0.25%         0.41%        -0.61%         0.20%         0.06%
ROE                                                           4.12%         7.25%       -10.57%         3.31%         1.04%
Net interest margin (FTE)                                     3.58%         3.78%         3.79%         4.03%         3.79%
Dividends declared on common stock                            $0.00         $0.00         $0.06         $0.06         $0.12
FTE employees                                                   306           302           318           298           306

*Restated for FAS 145



ASSET QUALITY
(Unaudited)

                                                     2002                                                2001
                                ----------------------------------------------------------------------------------------------------
($ in thousands)                   Year-     Third     Second      First         Year-     Fourth       Third     Second      First
Allowance for Loan Losses         to-date   Quarter    Quarter    Quarter       to-date    Quarter     Quarter    Quarter    Quarter
-------------------------       ----------------------------------------------------------------------------------------------------

 Balance at beginning of period  $ 9,917   $ 8,024    $ 8,775    $ 9,917       $ 7,407    $10,560    $10,309    $ 7,708     $ 7,407
Provision                          2,939       500      1,000      1,439         7,116        972      1,543      3,554       1,047
 Charge-offs                       6,365     1,827      1,817      2,721         5,299      2,124      1,344      1,049         782
                                 -------   -------    -------    -------       -------    -------    -------    -------     -------
 Recoveries                         (609)     (403)       (66)      (140)         (693)      (509)       (52)       (96)        (36)
                                 -------   -------    -------    -------       -------    -------    -------    -------     -------
   Net loan charge-offs            5,756     1,424      1,751      2,581         4,606      1,615      1,292        953         746
                                 -------   -------    -------    -------       -------    -------    -------    -------     -------

 Balance at end of period        $ 7,100   $ 7,100    $ 8,024    $ 8,775       $ 9,917    $ 9,917    $10,560    $10,309     $ 7,708
                                 =======   =======    =======    =======       =======    =======    =======    =======     =======

Allowance as percentage of loans   1.55%      1.55%      1.67%      1.84%         1.87%      1.87%      1.92%      1.82%       1.39%

Net charge-offs/average loans      1.19%      0.30%      0.36%      0.51%         0.83%      0.30%      0.23%      0.17%       0.14%

Allowance as percentage of
   non-performing loans           94.14%     94.14%     91.83%     93.93%       106.28%     106.28%   221.15%    203.21%     128.42%


Non-performing assets
---------------------
 Non-accrual loans and leases    $ 7,542    $ 7,542    $ 8,738    $ 9,342      $ 9,331     $ 9,331   $ 4,775    $ 5,073     $ 6,002
 Other real estate owned             872        872      4,495      4,243        1,533       1,533     1,498      3,340       1,356
                                 -------    -------    -------    -------      -------     -------   -------    -------     -------
 Total non-performing assets     $ 8,414    $ 8,414    $13,233    $13,585      $10,864     $10,864   $ 6,273    $ 8,413     $ 7,358
                                 =======    =======    =======    =======      =======     =======   =======    =======    =======

Non-performing assets to:
  Loans and leases plus OREO        1.86%      1.86%      2.77%      2.87%        2.08%       2.08%     1.16%      1.50%       1.34%
  Total assets                      0.91%      0.91%      1.46%      1.55%        1.28%       1.28%     0.72%      0.92%       0.81%

Loans past due 90 days           $ 2,735     $ 2,735   $ 1,766    $ 3,244       $1,125     $ 1,125    $2,540    $ 2,473     $ 2,971

Total under-performing assets    $11,149     $11,149   $14,999    $16,829      $11,989     $11,989    $8,813    $10,886     $10,329


AVERAGE BALANCE SHEET DATA
(Unaudited)

                                                          2002                                           2001
                                       --------------------------------------   ----------------------------------------------------
($ in thousands)                         Third    Second    First     Year-       Fourth     Third     Second      First     Year-
Average balances                        Quarter   Quarter  Quarter   to-date      Quarter   Quarter    Quarter    Quarter   to-date
----------------                        -------   -------  -------   -------      -------   -------    -------    -------   -------

Cash and due from banks
   (Interest-earning)                 $ 14,743  $  9,022  $ 22,496 $ 15,392     $ 27,686   $ 26,971  $ 21,353    $ 26,385  $ 25,606
 Loans,net of unearned discounts:
     Commercial business                87,127    96,440   123,173  102,115      158,298    182,187   186,230     177,260   175,959
     Commercial mortgage               193,867   196,331   193,250  194,485      200,495    195,209   185,864     179,400   190,313
     Residential real estate            28,764    27,929    25,688   27,472       28,123     30,887    32,436      33,870    31,312
     Construction loans                 84,863    86,253    83,831   84,986       76,503     68,694    70,094      64,141    69,889
     Consumer                           47,547    45,416    44,437   45,811       45,008     41,612    38,742      37,401    40,714
     Lease financing                    24,954    30,080    35,712   30,209       38,660     43,962    45,513      54,123    45,518
                                      --------  --------  -------- --------     --------   --------  --------    --------  --------
    Total loans                        467,122   482,449   506,091  485,078      547,087    562,551   558,879     546,195   553,705
 Investment securities
   (available for sale)                  6,110     6,465     5,967    6,181        5,608      4,719     5,873      23,269    10,798
 Investment securities
   (held to maturity)                   40,600    40,977    38,224   39,942       37,970     37,675    37,381      38,261    37,821
 Mortgage-backed securities            323,706   302,946   236,869  288,158      214,914    230,158   235,432     195,436   218,012
                                      --------  --------  -------- --------     --------   --------  --------    --------  --------
 Earning assets                        852,281   841,859   809,647  834,751      833,265    862,074   858,918     829,546   845,942
 Cash and due from banks
   (non-interest bearing)               15,408   14,445     15,563   15,138       16,788     16,663    16,206      16,612    16,568
 Other non-earning assets               40,436   35,854     33,822   36,728       33,485     30,158    32,054      37,394    33,317
                                      -------- --------   -------- --------     --------   --------  --------    --------  --------
     Total assets                     $908,125 $892,158   $859,032 $886,617     $883,538   $908,895  $907,178    $883,552  $895,827
                                      ======== ========   ======== ========     ========   ========  ========    ========  ========
Deposits:
   Demand                             $ 74,920 $ 77,860   $ 73,734 $ 75,508     $ 81,334   $ 77,796  $ 69,629    $ 80,637  $ 77,352
  Interest bearing:
     NOW and Supernow accounts         105,115  116,734    119,129  113,608      118,912    116,900   113,218     104,396   113,406
     Money Market Accounts              89,022   75,009     61,776   75,369       45,471     40,946    37,282      45,848    42,382
     Passbook and Stmt Savings          31,963   33,081     30,956   32,004       30,036     29,086    28,614      27,804    28,892
     Time deposits                     357,784  321,895    328,822  336,273      370,709    373,851   362,414     352,287   364,891
                                      -------- --------   -------- --------     --------   --------  --------    --------  --------
   Total interest bearing deposits     583,884  546,719    540,683  557,254      565,128    560,783   541,528     530,335   549,571
 Federal Home Loan Bank borrowings     120,500  117,609    120,333  119,482      126,891    127,000   126,999     121,366   125,584
 Other borrowings                       36,303   61,377     39,311   45,652       27,803     62,632    81,071      54,704    56,495
                                      -------- --------   -------- --------     --------   --------  --------    --------  --------
 Interest bearing liabilities          740,687  725,705    700,327  722,388      719,822    750,415   749,598     706,405   731,650
 Non-interest bearing liabilities        8,316    6,675      7,674    7,557        8,645      9,352    15,747      24,248    14,440
 Capital securities                     19,394   20,269     20,263   19,972       20,254     20,250    20,241      20,235    20,245
 Total shareholders' equity             64,808   61,649     57,034   61,192       53,483     51,082    51,963      52,027    52,140
                                      -------- --------   -------- --------     --------   --------  --------    --------  --------
Total Liabilities and
   Shareholders' Equity               $908,125 $892,158   $859,032 $886,617     $883,538   $908,895  $907,178    $883,552  $895,827
                                      ======== ========   ======== ========     ========   ========  ========    ========  ========

--------------------------------------
(Unaudited)

                                                          2002                                           2001
                                       --------------------------------------   ----------------------------------------------------
                                         Third    Second    First     Year-       Fourth     Third     Second      First     Year-
Average yields and rates                Quarter   Quarter  Quarter   to-date      Quarter   Quarter    Quarter    Quarter   to-date
------------------------                -------   -------  -------   -------      -------   -------    -------    -------   -------

Interest - earning assets
Interest-earning deposits                1.59%     1.60%    1.55%     1.57%        2.03%     3.28%      4.21%      5.47%     3.69%
Investment securities                    6.86%     6.29%    6.47%     6.54%        6.55%     6.90%      6.84%      7.17%     6.75%
Mortgage-backed securities               5.50%     5.67%    5.77%     5.64%        5.86%     6.29%      6.53%      6.80%     6.39%
Single family residential loans          6.94%     7.07%    7.44%     7.13%        7.42%     7.89%      8.36%      9.78%     8.41%
Commercial real estate loans             7.72%     7.85%    7.48%     7.68%        8.15%     8.39%      8.60%      8.95%     8.51%
Construction loans                       6.40%     6.44%    6.47%     6.43%        7.08%     8.43%      9.20%     10.38%     8.69%
Commercial business loans                5.76%     5.50%    6.55%     5.99%        6.81%     8.18%      8.61%      9.54%     8.32%
Lease financing                          9.98%    10.21%   10.27%    10.17%       10.66%    10.06%     10.73%     10.33%    10.44%
Consumer loans                           6.07%     6.44%    6.38%     6.29%        6.71%     7.31%      7.67%      7.86%     7.35%
                                        -----     -----    -----     -----        -----     -----      -----      -----     -----
  Total interest - earning assets        6.34%     6.48%    6.57%     6.46%        6.93%     7.57%      7.95%      8.51%     7.74%
                                        -----     -----    -----     -----        -----     -----      -----      -----     -----

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                      1.11%     1.20%    1.40%     1.24%        1.68%     2.27%      2.81%      3.41%     2.51%
   Money Market                          2.26%     2.11%    1.91%     2.11%        1.88%     2.48%      2.63%      3.50%     2.62%
   Passbook and Statement Savings        0.98%     0.99%    1.02%     1.00%        1.14%     1.47%      1.60%      1.71%     1.47%
   Time deposits                         3.47%     3.76%    4.00%     3.73%        4.36%     4.97%      5.52%      6.07%     5.21%
                                        -----     -----    -----     -----        -----     -----      -----      -----     -----
  Total interest - bearing deposits      2.73%     2.82%    3.02%     2.85%        3.43%     4.04%      4.54%      5.10%     4.26%
FHLB borrowings                          5.47%     5.52%    5.43%     5.48%        5.50%     5.59%      5.49%      5.65%     5.60%
Other borrowings                         4.41%     3.39%    4.24%     3.90%        5.37%     4.68%      4.95%      5.93%     5.20%
                                        -----     -----    -----     -----        -----     -----      -----      -----     -----
  Total interest - bearing liabilities   3.27%     3.32%    3.52%     3.37%        3.88%     4.35%      4.77%      5.27%     4.56%
                                        -----     -----    -----     -----        -----     -----      -----      -----     -----

Interest Rate Spread                     3.07%     3.16%    3.05%     3.09%        3.05%     3.22%      3.18%      3.24%     3.18%
Net Interest Margin                      3.50%     3.62%    3.53%     3.55%        3.58%     3.78%      3.79%      4.03%     3.79%
Avg Int-earning assets
  to int-bearing liabilities           115.07%   116.01%  115.61%   115.55%      115.76%   114.88%    114.58%    117.43%   115.62%


PERIOD END BALANCE SHEET DATA
(Unaudited)

                                                           2002                                            2001
                                          ------------------------------------------  ----------------------------------------------
                                                Third        Second         First        Fourth      Third       Second      First
($ in thousands)                               Quarter       Quarter       Quarter       Quarter    Quarter      Quarter    Quarter
----------------                          ------------------------------------------  ----------------------------------------------

Assets
 Cash and due from bank(interest bearing)    $  3,506       $  5,603     $ 12,130      $ 11,276    $ 15,545     $ 11,342   $ 16,548
 Loans and lease(net)                         451,237        473,435      469,173       520,612     538,741      555,981    548,749
 Investment securities:
   Held-to-maturity:
     Book                                      29,778         43,912       39,570        38,173      37,869       37,570     37,278
     Market                                    30,787         44,532       38,660        38,020      38,077       37,330     37,350
   Available-for-sale                           5,419          5,962        5,941         6,682       5,217        5,965      5,826
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                      59,440         44,870       25,304             -           -            -          -
     Market                                    60,736         45,262       24,952             -           -            -          -
   Available-for-sale                         298,888        265,056      263,908       205,146     191,714      239,829    241,431
                                             --------       --------     --------      --------    --------     --------   --------
 Earning assets                               848,268        838,838      816,026       781,889     789,086      850,687    849,832
 Cash and due from bank(non-interest bearing)  20,434         17,030       11,906        21,250      30,126       16,631     14,009
 Other non-earning assets                      58,993         48,134       47,047        48,241      56,587       47,052     41,066
                                             --------       --------     --------      --------    --------     --------   --------
Total assets                                 $927,695       $904,002     $874,979      $851,380    $875,799     $914,370   $904,907
                                             ========       ========     ========      ========    ========     ========   ========

Liabilities and shareholders' equity
------------------------------------
Deposits:
   Demand                                    $ 74,261       $ 83,538     $ 72,567      $ 84,783    $ 79,318     $ 76,588   $ 67,105
   Interest bearing                           588,721        548,084      546,240       544,740     550,417      556,283    528,067
                                             --------       --------     --------      --------    --------     --------   --------
     Total deposits                           662,982        631,622      618,807       629,523     629,735      632,871    595,172
 Federal Home Loan Bank borrowings            120,500        120,500      117,000       117,000     127,000      127,000    127,000
 Other borrowings                              41,062         55,012       46,087        23,568      34,147       72,549     89,738
                                             --------       --------     --------      --------    --------     --------   --------
 Interest bearing liabilities                 824,544        807,134      781,894       770,091     790,882      832,420    811,910
 Other Liabilities                             17,815         13,178       13,498        10,430      12,157       12,073     20,695
                                             --------       --------     --------      --------    --------     --------   --------
 Total liabilities                            842,359        820,312      795,392       780,521     803,039      844,493     32,605
 Capital Securities                            18,824         20,274       20,267        20,260      20,253       20,246     20,239
 Total shareholders' equity                    66,512         63,416       59,320        50,599      52,507       49,631     52,063
                                             --------       --------     --------      --------    --------     --------   --------
Total Liabilities, cap sec, and equity       $927,695       $904,002     $874,979      $851,380    $875,799     $914,370   $904,907
                                             ========       ========     ========      ========    ========     ========   ========

Other selected balances
-----------------------
 Intangible assets -- Goodwill                  1,155          1,757        1,865         1,974       2,478        2,541      2,605
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                           3,634          1,643       (1,269)         (685)      1,848           48        130

Capital Data
(Unaudited)

                                           2002                                                      2001
                          -----------------------------------------     ------------------------------------------------------------
                           Third     Second     First      Year-           Fourth       Third      Second       First        Year-
                          Quarter    Quarter   Quarter    to-date          Quarter     Quarter     Quarter     Quarter      to-date
                          --------  ---------  -------   ---------      ------------  ---------   ---------   ---------    ---------

Per common share
----------------
Shares outstanding:
    Average-basic       6,815,956  6,795,122  6,206,177  6,607,985       5,545,478   5,584,133    5,584,582   5,684,940   5,599,358
    Average-diluted     6,967,686  6,962,428  6,342,450  6,761,675       5,642,897   5,680,014    5,715,918   5,829,134   5,717,568
    Period-end          6,816,494  6,800,380  6,768,458  6,816,494       5,551,535   5,584,361    5,563,378   5,648,895   5,551,535
Book value                  $9.76      $9.33      $8.76      $9.76           $9.11       $9.40        $8.92       $9.22       $9.11
Tangible Book Value         $9.59      $9.07      $8.49      $9.59           $8.76       $8.96        $8.46       $8.76       $8.76
Price:
     High                   10.15      10.40       9.65      10.40            7.60        7.94         8.40        9.63        9.63
     Low                     7.46       8.61       7.44       7.44            5.90        5.60         6.88        7.06        5.60
     Close                   9.40       9.74       8.94       9.40            7.50        6.40         7.95        7.38        7.50


Capital ratios
---------------
($ in thousands)
Risk-based capital:
   Tier 1 capital         $76,071    $73,567    $71,957    $76,071         $66,395     $65,343      $61,449     $61,935     $66,395
     % risk adjusted
     assets                 14.76%     13.97%     13.58%     14.76%          11.60%      11.34%       10.32%      10.61%      11.60%
   Total capital          $82,519    $80,167    $78,606    $82,519         $73,582     $72,583      $68,929     $69,236     $73,582
     % risk adjusted
     assets                 16.01%     15.22%     14.84%     16.01%          12.85%      12.59%       11.57%      11.86%      12.85%
Tier 1 leverage ratio        8.31%      8.23%      8.30%      8.31%           7.90%       7.58%        6.83%       6.95%       7.90%
Average shareholders'
 equity to total
 average assets              7.14%      6.91%      6.64%      6.90%           6.05%       5.62%        5.73%       5.89%       5.82%

